                                                                                                                                                                       P.O. Box 2600

                                                                                                                                                                      Valley Forge, PA 19482-2600

                                                                                                                                                                      610-669-1538

                                                                                                                                                                      Judy_L_Gaines@vanguard.com

October 28, 2011

Chad Eskildsen, Esq.

U.S. Securities & Exchange Commission                               via electronic filing

100 F Street, N.E.

Washington, DC  20549

RE:      Vanguard Valley Forge Funds

Dear Mr. Eskildsen,

This letter responds to your comments of October 21, 2011 to the Trust’s Registration Statement on Form N-14, which was filed on September 30, 2011.

Comment 1:   Combined Fund Expense Ratios vs. Pro Forma Combined Fund Expense Ratios

Comment:       The post- merger expenses of the combined funds differ in the disclosure on page I as compared to those disclosed on page 7.

Response:        Per our discussion on October 21st, the expense figures are different because those on page I reflect the expenses that would be in place if the merger were effected in early 2012 as proposed, while the expenses on page 7 are pro forma, and reflect expenses had the merger occurred as of the end of 2010.   Since each set of expense figures is accurate, we do not plan to edit the figures.  We will, however, edit the paragraph prior to the pro forma expense tables on page 7 to explain why the two sets of figures differ.

Comment 2:   Primary Investment Strategies

Comment:       On page 12, in addition to listing the old and new Primary Investment Strategies of Vanguard Asset Allocation Fund as it transitions prior to the proposed merger, also disclose the differences between the old and new Primary Investment Strategies.

Response:        We will add disclosure on page 12 in response to the comment.

Comment 3:   Industry Concentration Risk

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                                                                                                                                                                       P.O. Box 2600

                                                                                                                                                                      Valley Forge, PA 19482-2600

                                                                                                                                                                      610-669-1538

                                                                                                                                                                      Judy_L_Gaines@vanguard.com

Comment:       On page 15, clarify that the acquiring fund only concentrates as necessary to track its target index, whereas the Asset Allocation Fund could not concentrate at all prior to the proposed merger.

Response:        We will clarify the disclosure in response to the comment.

Comment 4:   Industry Concentration Risk

Comment:       Consider amending the disclosure to reflect the fact that following the proposed merger, shareholders would be subject to greater risk due to the different industry concentration policy.

Response:        Per our discussion on October 21st, since industry concentration risk is not a primary risk of the acquiring fund, we do not plan to make any edits that would suggest that the proposed merger would result in industry concentration risk being a new primary risk to which current Asset Allocation Fund shareholders would be subject.  We will, however, modify the disclosure to note that funds that are subject to industry concentration risk are more susceptible to the risks associated with specific industries.

Comment 5:   Tandy Requirements

As required by the SEC, the Fund acknowledges that:

•         The Fund is responsible for the adequacy and accuracy of the disclosure in the filing.

•         Staff comments or changes in response to staff comments in the filings reviewed by the staff do not foreclose the Commission from taking any action with respect to the filing.

•         The Fund may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Please contact me at (610) 669-1538 with any questions or comments regarding the above responses.  Thank you.

                                                                                                         Sincerely,

                                                                                                         Judith L. Gaines

Associate Counsel

cc:        Brion Thompson, Esq.

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